Guidance ï Vision ï Experience	American Beacon Mid-Cap Value Fund	Ticker Symbol: A Class: ABMAX C Class: AMCCX Institutional: AACIX Y Class: ACMYX Investor: AMPAX Advisor: AMCSX

SUMMARY PROSPECTUS	MARCH 1, 2011 (supplemented June 30, 2011)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated March 1, 2011 and most recently supplemented June 30, 2011, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 76 of the prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 90 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Institutional	Y	Investor	Advisor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge load[1] (as a % of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

	Share classes
	A	C	Institutional	Y	Investor	Advisor
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.25%
Other expenses	0.66%	0.82%	0.46%	0.45%	0.67%	0.70%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses[2]	1.52%	2.43%	1.07%	1.06%	1.28%	1.56%

Expense Waiver and Reimbursement	0.03%	0.19%	0.09%	0.00%	0.05%	0.07%[4]

Expense Recoupment				0.02%[5]

Total annual fund operating expenses after expense waiver and reimbursement[3]	1.49%	2.24%	0.98%	1.08%[5]	1.23%	1.49%[4]

[1]	The CDSC is eliminated 12 months after purchase.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]	The Manager has contractually agreed to waive and/or reimburse the A Class, C Class, Institutional Class, Y Class, Investor Class and Advisor Class of the Fund for Distribution Fees and Other Expenses, as applicable, through February 29, 2012 to the extent that Total Annual Fund Operating Expenses exceed 1.49% for the A Class, 2.24% for the C Class, 0.98% for the Institutional Class, 1.08% for the Y Class, 1.23% for the Investor Class and 1.49% for the Advisor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

[4]	Expense Waiver and Reimbursement and Total annual fund operating expenses after expense waiver and reimbursement have been restated to reflect the current contractual expense arrangement.

[5]	Expense Recoupment and Total annual fund operating expenses after expense recoupment have been restated to reflect the current contractual expense arrangement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$718	$1,025	$1,354	$2,281
C	$327	$739	$1,278	$2,752
Institutional	$100	$331	$581	$1,298
Y	$110	$339	$587	$1,296
Investor	$125	$401	$697	$1,541
Advisor	$152	$486	$843	$1,851

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C Class	$227	$739	$1,278	$2,752

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

Summary Prospectus ï March 1, 2011	American Beacon Mid-Cap Value Fund

when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap® Index at the time of investment. As of December 31, 2010, the market capitalizations of the companies in the Russell Midcap Index ranged from $251 million to $22.1 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts (“REITs”), American Depositary Receipts and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively referred to as “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund’s assets are currently allocated among three investment sub-advisors.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

►	above-average earnings growth potential,

►	below-average price to earnings ratio,

►	below-average price to book value ratio, and

►	above-average dividend yields.

One sub-advisor invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, the sub-advisor seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. The sub-advisor’s portfolio will generally consist of 35 to 45 stocks.

The second sub-advisor invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or “deep” value portion of its investment universe. That sub-advisor looks for companies within that universe that sell for a low price relative to normal earnings (with “normal earnings” defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company’s history and the history of its industry).

The third sub-advisor utilizes a classic value investment style focusing on solid companies of medium size whose stock are temporarily out of favor in the market. The sub-advisor focuses on companies with higher returns on capital, free cash flow and strong balance sheets that often dominate a particular industry niche. Generally these industries have significant barriers to entry and, as a result, are able to perpetuate a higher return on capital over time. Additionally, the sub-advisor may invest in more cyclical companies with somewhat lower returns on capital when the market does not currently appreciate their long-term earnings potential. The sub-advisor’s portfolio will generally consist of 60 to 80 stocks.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund. The Fund is not designed for investors who need an assured level of current income. The Fund is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Equity Securities Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”). Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Summary Prospectus ï March 1, 2011	American Beacon Mid-Cap Value Fund

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since smaller companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

Market Events
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began offering Institutional Class shares on November 30, 2005, Investor Class shares on March 1, 2006, Advisor Class shares on June 30, 2007, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the AMR Class of the Fund, which began offering shares on June 30, 2004 and is not offered in this prospectus, is shown for the Institutional Class shares before the date such class was first offered. For the Investor Class, performance results from June 30, 2004 through November 30, 2005 are for the AMR Class and performance results from November 30, 2005 through March 1, 2006 are for the Institutional Class. For the Advisor Class, performance results from June 30, 2004 through November 30, 2005 are for the AMR Class, performance results from November 30, 2005 through February 28, 2006 are for the Institutional Class and performance results from March 1, 2006 to June 30, 2007 are for the Investor Class. For Y Class, A Class and C Class shares, performance results from June 30, 2004 through November 30, 2005 are for the AMR Class and performance results from November 30, 2005 to the inception of the Y Class, A Class and C Class shares are for the Institutional Class.

In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. The AMR Class had a similar expense structure to the Institutional Class of the Fund. However, for the Investor Class, Advisor Class, Y Class, A Class and C Class shares, because the older classes had lower expenses, their performance was better than the newer classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Highest Quarterly Return:	24.36%
(1/1/05 through 12/31/10)	(3rd Quarter 2009)
Lowest Quarterly Return:	-21.30%
(1/1/05 through 12/31/10)	(4th Quarter 2008)

Summary Prospectus ï March 1, 2011	American Beacon Mid-Cap Value Fund

	Average Annual Total Returns[1]
	For the periods ended December 31, 2010
	Inception Date
	of Class			Since
Institutional Class	11/30/2005	1 Year	5 Years	Inception
Return Before Taxes		21.69%	4.18%	6.49%
Return After Taxes on Distributions		21.50%	3.53%	4.86%
Return After Taxes on Distributions and Sale of Fund Shares		14.35%	3.38%	4.84%

Share class	Inception Date			Since
(before taxes)	of Class	1 Year	5 Years	Inception
A	5/17/2010	21.10%	3.85%	6.23%
C	9/1/2010	21.00%	3.83%	6.22%
Y	3/1/2010	21.70%	4.18%	6.49%
Investor	3/1/2006	21.37%	3.89%	6.27%
Advisor	6/30/2007	21.12%	3.85%	6.24%

			Since
Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Inception
Russell Midcap® Value Index	24.75%	4.08%	7.37%
Lipper Mid-Cap Value Funds Index	21.64%	4.20%	6.21%

[1]	After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

►	Barrow, Hanley, Mewhinney & Strauss, LLC

►	Lee Munder Capital Group, LLC

►	Pzena Investment Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.

William F. Quinn Executive Chairman	Since Fund Inception (2004)
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Adriana R. Posada Senior Portfolio Manager, Asset Management	Since Fund Inception (2004)

Barrow, Hanley, Mewhinney & Strauss, LLC

James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (2004)
Mark Giambrone Portfolio Manager/Managing Director	Since Fund Inception (2004)

Lee Munder Capital Group, LLC

Donald E. Cleven Portfolio Manager	Since 2011

Pzena Investment Management, LLC

Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder	Since Fund Inception (2004)
John P. Goetz Managing Principal, Co-Chief Investment Officer	Since Fund Inception (2004)
Manoj Tandon Principal, Portfolio Manager	Since 2006

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Advisor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange shares of all classes offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for A Class, C Class, Advisor Class and Investor Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï March 1, 2011	American Beacon Mid-Cap Value Fund
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